SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2008

ADUDDELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-24684	73-1587867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14220 South Meridian

Oklahoma City, Oklahoma                          73173

(Address of principal executive offices)              (Zip Code)

(405) 692-2300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 13, 2008, Aduddell Industries, Inc. (the "Company") announced the appointment of Douglas Bruns as Chief Operating Officer replacing Tim Aduddell. Tim Aduddell will maintain his role as Chief Executive Officer. Mr. Bruns has managed successful construction companies for nearly two decades. Following the Company’s acquisition of Merit Construction Services, Inc. (“Merit”) on April, 1, 2006, Mr. Bruns ran the Company’s restoration division, which is presently Aduddell Restoration and Waterproofing, Inc. Prior to that, Mr. Bruns served as President of Merit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADUDDELL INDUSTRIES, INC.
/s/ Josh Brock Josh Brock Interim Chief Financial Officer
February 14, 2008